Report Name - 10F-3

Fund - CGCM High Yield Investments

                                Period : 03/01/05 through 08/31/05


                                    ID : 404
                           Issuer Name : Amerigas Partners, L.P.
                            Trade Date : 04/13/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 260,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.055%
                        % of Issue (1) : 0.195%
        Other Participant Accounts (2) :         780,000.00
                      Issue Amount (2) :     415,000,000.00
          Total Received All Funds (2) :         810,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Amerigas Partners, L.P.
                            Trade Date : 04/13/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                         Co-Manager(s) : Citigroup Global Markets Inc
                                         Wachovia Capital Markets
                         Selling Group : N/A


                                    ID : 617
                           Issuer Name : Chesapeake Energy Corp.
                                            (mat=8/15/2017)
                            Trade Date : 08/11/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 595,000.00
                        Purchase Price : 99.977
                    % Received by Fund : 0.099%
                        % of Issue (1) : 0.099%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     600,000,000.00
          Total Received All Funds (2) :         595,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Chesapeake Energy Corp. (due 2017)
                            Trade Date : 08/11/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Credit Suisse First Boston Corp
                                         Lehman Brothers
                                         UBS
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         Morgan Stanley
                                         Wachovia Securities Inc
                         Co-Manager(s) : ABN Amro
                                         BMO Nesbitt Burns Inc
                                         BNP Paribas
                                         Bosc Inc
                                         Calyon Securities USA Inc
                                         Comerica Securities
                                         Fortis Securities
                                         Piper Jaffray & Co
                                         Raymond James & Associates Inc
                                         RBC Capital Markets
                                         RBS Greenwich Capital
                                         SunTrust Robinson Humphrey
                                         TD Securities USA LLC
                                         Wells Fargo
                         Selling Group : N/A


                                    ID : 539
                           Issuer Name : Grant Prideco Inc. (mat=8/15/2015)
                            Trade Date : 07/14/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 80,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.040%
                        % of Issue (1) : 2.540%
        Other Participant Accounts (2) :       5,000,000.00
                      Issue Amount (2) :     200,000,000.00
          Total Received All Funds (2) :       5,080,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Grant Prideco Inc. (due 8/15/15)
                            Trade Date : 07/14/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                         Co-Manager(s) : JP Morgan Securities
                                         Natexis Bleichroeder Inc
                         Selling Group : N/A


                                    ID : 344
                           Issuer Name : Host Marriott
                            Trade Date : 03/03/05
                        Selling Dealer : Goldman Sachs
                Total Shares Purchased : 165,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.025%
                        % of Issue (1) : 2.718%
        Other Participant Accounts (2) :      17,500,000.00
                      Issue Amount (2) :     650,000,000.00
          Total Received All Funds (2) :      17,665,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Host Marriott
                            Trade Date : 03/03/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Bank of New York Securities
                                         Bear Stearns & Co Inc
                                         Calyon New York
                                         RBS Securities Corp
                                         Scotia Capital Inc
                                         Societe Generale
                                         Wachovia Securities Inc
                         Selling Group : N/A


                                    ID : 521
                           Issuer Name : Hynix Semiconductor Inc (mat=7.1.2012)
                            Trade Date : 06/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 260,000.00
                        Purchase Price : 97.00
                    % Received by Fund : 0.087%
                        % of Issue (1) : 0.087%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :         260,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Hynix Semiconductor Inc (due 7/1/12)
                            Trade Date : 06/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Merrill Lynch & Co
                                         UBS
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 632
                           Issuer Name : MGM Mirage
                            Trade Date : 08/25/05
                        Selling Dealer : Bank of America
                Total Shares Purchased : 150,000.00
                        Purchase Price : 101.375
                    % Received by Fund : 0.040%
                        % of Issue (1) : 0.040%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     375,000,000.00
          Total Received All Funds (2) :         150,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : MGM Mirage
                            Trade Date : 08/25/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Merrill Lynch & Co
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 597
                           Issuer Name : Nell AF SARL (Senior Notes
                                            mat=8/15/15)
                            Trade Date : 08/04/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 420,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.068%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :      15,000,000.00
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,420,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nell AF SARL (due 8/15/15)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston (Europe)
                                         Merrill Lynch International Ltd
                         Co-Manager(s) : ABN Amro
                                         Citigroup Global Markets Ltd
                                         Deutsche Bank AG London
                         Selling Group : N/A


                                    ID : 502
                           Issuer Name : Residential Capital Corp.
                                            (mat=6.30.2010)
                            Trade Date : 06/21/05
                        Selling Dealer : Bear Stearns
                Total Shares Purchased : 150,000.00
                        Purchase Price : 99.71
                    % Received by Fund : 0.006%
                        % of Issue (1) : 0.006%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   2,500,000,000.00
          Total Received All Funds (2) :         150,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Residential Cap Corp (due 6/30/10)
                            Trade Date : 06/21/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Bear Stearns & Co Inc
                                         Citigroup
                                         JP Morgan Securities
                         Co-Manager(s) : Barclays Capital
                                         Credit Suisse First Boston Corp
                                         Deutsche Bank Securities Inc
                                         HSBC Securities
                                         Lehman Brothers
                                         RBS Greenwich Capital
                         Selling Group : N/A


                                    ID : 520
                           Issuer Name : RJ Reynolds Tobacco Hold
                                            (mat=7.15.2010)
                            Trade Date : 06/22/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 330,000.00
                        Purchase Price : 99.601
                    % Received by Fund : 0.110%
                        % of Issue (1) : 0.110%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     300,000,000.00
          Total Received All Funds (2) :         330,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : RJ Reynolds Tobacco (due 7/15/10)
                            Trade Date : 06/22/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan Securities
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 571
                           Issuer Name : SunGard Data Systems Inc.
                                            (due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 1,400,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.088%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      15,050,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A


                                    ID : 580
                           Issuer Name : SunGard Data Systems Inc.
                                            (due 08/15/15)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 1,500,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.150%
                        % of Issue (1) : 0.150%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :   1,000,000,000.00
          Total Received All Funds (2) :       1,500,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (due 8/15/15)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 572
                           Issuer Name : SunGard Data Systems Inc.
                                            (Floating due 08/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 110,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.028%
                        % of Issue (1) : 0.028%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :         110,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (Floating - due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A


                                    ID : 451
                           Issuer Name : TECO Energy Inc. (mat=5/1/2015)
                            Trade Date : 05/23/05
                        Selling Dealer : UBS
                Total Shares Purchased : 40,000.00
                        Purchase Price : 100
                    % Received by Fund : 0.020%
                        % of Issue (1) : 0.020%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     200,000,000.00
          Total Received All Funds (2) :          40,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : TECO Energy Inc. (due 5/1/15)
                            Trade Date : 05/23/05
                 Joint/Lead Manager(s) : Citigroup
                                         Morgan Stanley
                                         UBS
                         Co-Manager(s) : BNY Capital Markets
                                         Citigroup
                                         Societe Generale
                         Selling Group : N/A


                                    ID : 478
                           Issuer Name : Tenaska Alabama Part (mat=6.30.2021)
                            Trade Date : 06/13/05
                        Selling Dealer : CS First Boston
                Total Shares Purchased : 640,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.177%
                        % of Issue (1) : 0.177%
        Other Participant Accounts (2) :                -
                      Issue Amount (2) :     361,000,000.00
          Total Received All Funds (2) :         640,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Tenaska Alabama Part (due 6/30/21)
                            Trade Date : 06/20/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston Corp
                                         Lehman Brothers
                         Co-Manager(s) : Calyon Securities USA Inc
                                         Citigroup
                                         UBS
                         Selling Group : N/A


                                    ID : 456
                           Issuer Name : Ventas Realty (mat=6/1/2010)
                            Trade Date : 05/26/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 70,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.040%
                        % of Issue (1) : 0.057%
        Other Participant Accounts (2) :          30,000.00
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :         100,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ventas Realty (due 6/1/10)
                            Trade Date : 05/26/05
                 Joint/Lead Manager(s) : Banc of America Securities LLC
                                         JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Calyon New York
                                         Citigroup
                                         Cohen & Steers Capital Advisors LL
                                         UBS
                         Selling Group : N/A


                                    ID : 457
                           Issuer Name : Ventas Realty (mat=6/1/2015)
                            Trade Date : 05/26/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 85,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.049%
                        % of Issue (1) : 0.060%
        Other Participant Accounts (2) :          20,000.00
                      Issue Amount (2) :     175,000,000.00
          Total Received All Funds (2) :         105,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Ventas Realty (due 6/1/15)
                            Trade Date : 05/26/05
                 Joint/Lead Manager(s) : JP Morgan Securities
                                         Merrill Lynch & Co
                         Co-Manager(s) : Banc of America Securities LLC
                                         Calyon New York
                                         Citigroup
                                         Cohen & Steers Capital Advisors LL
                                         UBS
                         Selling Group : N/A